Exhibit 10.28

AMENDMENT TO EMPLOYMENT AGREEMENT
(Eric J. Bock; Executive Vice President, General Counsel and Corporate Secretary)

WHEREAS, Travelport Limited (formerly TDS Investor (Bermuda) Ltd.) (the “Company”) and Eric J. Bock (the “Executive”) entered into an Employment Agreement dated September 26, 2006 (“the Employment Agreement”);

WHEREAS, the Company and Executive desire to amend the Employment Agreement;

In consideration of the premises and mutual covenants herein and for other good and valuable consideration, the sufficiency of which is acknowledged, the parties agree as follows:

1.               Section 7.3(c)(iii)(C) of the Employment Agreement is amended to replace “twenty four months” with “thirty-six months”.

2.               The remainder of the Employment Agreement remains in full force and effect.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of this 7th day of March, 2007.

TRAVELPORT LIMITED

/s/ Jo-Anne Kruse
By:	Jo-Anne Kruse
Title:	Executive Vice President, Human Resources

EXECUTIVE

/s/ Eric J. Bock
Eric J. Bock